SCHEDULE 14C

(Rule 14c-101)

Information Required in Information Statement

Schedule 14C Information

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Information Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒Definitive Information Statement

MassMutual Select Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒No fee required

☐Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MASSMUTUAL SELECT FUNDS

(the “Trust”)

1295 State Street

Springfield, Massachusetts 01111

MassMutual Select Diversified International Fund

MassMutual Select Overseas Fund

(each, a “Fund” and collectively, the “Funds”)

INFORMATION STATEMENT

August 26, 2011

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/funds

The Trustees of the MassMutual Select Funds (the “Trustees”) are distributing this Information Statement in connection with new Investment Subadvisory Agreements for the Funds (each Fund’s “New Subadvisory Agreement”) between Massachusetts Mutual Life Insurance Company (in its capacity as investment adviser to the Funds, the “Adviser” or “MassMutual”) and J.P. Morgan Investment Management Inc. (“J.P. Morgan”) for the MassMutual Select Diversified International Fund (“Diversified International Fund”) and the MassMutual Select Overseas Fund (“Overseas Fund”). This Information Statement explains why the Trustees (i) approved the termination of the Subadvisory Agreement between the Adviser and AllianceBernstein L.P. (“AllianceBernstein”) with respect to the Diversified International Fund; (ii) approved the Adviser’s entering into the New Subadvisory Agreement with J.P. Morgan with respect to the Diversified International Fund; (iii) approved the termination of the Subadvisory Agreement between the Adviser and AllianceBernstein with respect to the Overseas Fund; and (iv) approved the Adviser’s entering into the New Subadvisory Agreement with J.P. Morgan with respect to the Overseas Fund. In addition, this Information Statement describes generally the terms of each New Subadvisory Agreement. This Information Statement is being delivered to shareholders of record as of August 5, 2011 on or about August 26, 2011.

As required by an Exemptive Order that the Adviser has received from the Securities and Exchange Commission to permit the Adviser to change subadvisers or hire new subadvisers for one or more funds from time to time without obtaining shareholder approval, subject to approval by a fund’s shareholders of this arrangement, the Funds are distributing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I. Diversified International Fund

Termination of the Prior Subadvisory Agreement and Trustee Approval of the New Subadvisory Agreement

At a meeting of the Trustees held on May 10, 2011, the Trustees approved the termination of the Subadvisory Agreement dated December 14, 2006 between the Adviser and AllianceBernstein on behalf of the Fund, such termination to take effect on June 5, 2011. The Trustees considered, among others, the following factors in reaching this decision:

•	Recent developments at AllianceBernstein, including organizational changes.

•	Underperformance by AllianceBernstein and a risk profile inconsistent with original expectations.

After arriving at the decision to replace AllianceBernstein as subadviser of the Fund, the Trustees determined that it would be appropriate to find another subadviser that would maintain the foreign large value style mandate and have a diversified strategy capable of delivering competitive performance in diverse market environments. After careful consideration, the Trustees determined that J.P. Morgan’s International Value strategy, which has a diversified, value style that makes it capable of being offered as either a stand alone international mandate or as a complement in plan sponsor investment menus, provided the best opportunity for the Diversified International Fund.

In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s subadvisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	J.P. Morgan and its personnel (including particularly those personnel with responsibilities for providing services to the Diversified International Fund), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Subadvisory Agreement);

•	the scope and quality of the services that J.P. Morgan will provide to the Diversified International Fund;

•	the historical investment performance track record of J.P. Morgan and of similar accounts managed by other advisers; and

•

the advisory fee rates payable to J.P. Morgan by the Adviser and by other funds and client accounts managed or subadvised by J.P. Morgan, and payable by similar funds managed by other advisers (Appendix A to this Information Statement contains information regarding the fee schedule for other funds advised or subadvised by J.P. Morgan that have investment objectives similar to those of the Diversified International Fund).

Based on the foregoing, and following their review, the Trustees concluded that (i) they were satisfied with the nature, extent and quality of services expected to be provided in the future under the New Subadvisory Agreement; (ii) the Adviser’s level of profitability from its relationship to the Diversified International Fund was not excessive and that the subadvisory fee amount under the New Subadvisory Agreement was fair and reasonable; (iii) the investment processes, research capabilities and philosophy of J.P. Morgan would be well suited to the Diversified International Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement were fair and reasonable and were in the best interest of the Diversified International Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the independent Trustees, unanimously voted to approve the New Subadvisory Agreement. Prior to a vote being taken to approve the New Subadvisory Agreement, the independent Trustees met separately in executive session to discuss the appropriateness of the agreement. During the executive session, the independent Trustees were advised by their independent legal counsel. The independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the New Subadvisory Agreement

Appendix B to this Information Statement contains the New Subadvisory Agreement. While the next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreement, you should read Appendix B for a complete understanding of the New Subadvisory Agreement.

The New Subadvisory Agreement essentially provides that J.P. Morgan, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide a continuing investment program for the Diversified International Fund and determine what securities or other investments shall be purchased or sold by the Diversified International Fund, (2) arrange for the purchase and sale of securities and other investments for the Diversified International Fund, and (3) provide reports on the foregoing to the Trustees at each Board meeting.

The New Subadvisory Agreement provides that J.P. Morgan will not be liable to the Diversified International Fund or its shareholders, except in the event of J.P. Morgan’s willful misfeasance, bad faith, gross negligence or fraud, or reckless disregard of its obligations and duties under the New Subadvisory Agreement.

There is no change in the advisory fee rate paid by the Diversified International Fund’s shareholders. The advisory fee rate will continue to be 0.90% of the average daily net assets of the Diversified International Fund.

II. Overseas Fund

Termination of the Prior Subadvisory Agreement and Trustee Approval of the New Subadvisory Agreement

At a meeting of the Trustees held on May 10, 2011, the Trustees approved the termination of the Subadvisory Agreement dated September 23, 2008 between the Adviser and AllianceBernstein on behalf of the Fund, such termination to take effect on June 5, 2011. The Trustees considered, among others, the following factors in reaching this decision:

•	Recent developments at AllianceBernstein, including organizational changes.

•	Underperformance by AllianceBernstein and a risk profile inconsistent with original expectations.

After arriving at the decision to replace AllianceBernstein as co-subadviser of the Fund, the Trustees determined that it would be appropriate to find another subadviser that would maintain the foreign large value style mandate and have a diversified strategy capable of delivering competitive performance in diverse market environments. After careful consideration, the Trustees determined that J.P. Morgan’s International Value strategy, which has a diversified, value style that makes it a strong complement to Harris Associates L.P. as part of the value component of the Overseas Fund, provided the best opportunity for the Overseas Fund.

In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s subadvisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	J.P. Morgan and its personnel (including particularly those personnel with responsibilities for providing services to the Overseas Fund), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Subadvisory Agreement);

•	the scope and quality of the services that J.P. Morgan will provide to the Overseas Fund;

•	the historical investment performance track record of J.P. Morgan and of similar accounts managed by other advisers; and

•

the advisory fee rates payable to J.P. Morgan by the Adviser and by other funds and client accounts managed or subadvised by J.P. Morgan, and payable by similar funds managed by other advisers (Appendix A to this Information Statement contains information regarding the fee schedule for other funds advised or subadvised by J.P. Morgan that have investment objectives similar to those of the Overseas Fund).

Based on the foregoing, and following their review, the Trustees concluded that (i) they were satisfied with the nature, extent and quality of services expected to be provided in the future under the New Subadvisory Agreement; (ii) the Adviser’s level of profitability from its relationship to the Overseas Fund was not excessive and that the subadvisory fee amount under the New Subadvisory Agreement was fair and reasonable; (iii) the investment processes, research capabilities and philosophy of J.P. Morgan would be well suited to the Overseas Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement were fair and reasonable and were in the best interest of the Overseas Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the independent Trustees, unanimously voted to approve the New Subadvisory Agreement. Prior to a vote being taken to approve the New Subadvisory Agreement, the independent Trustees met separately in executive session to discuss the appropriateness of the agreement. During the executive session, the independent Trustees were advised by their independent legal counsel. The independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the New Subadvisory Agreement

Appendix C to this Information Statement contains the New Subadvisory Agreement. While the next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreement, you should read Appendix C for a complete understanding of the New Subadvisory Agreement.

The New Subadvisory Agreement essentially provides that J.P. Morgan, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide a continuing investment program for the Overseas Fund and determine what securities or other investments shall be purchased or sold by the Overseas Fund, (2) arrange for the purchase and sale of securities and other investments for the Overseas Fund, and (3) provide reports on the foregoing to the Trustees at each Board meeting.

The New Subadvisory Agreement provides that J.P. Morgan will not be liable to the Overseas Fund or its shareholders, except in the event of J.P. Morgan’s willful misfeasance, bad faith, gross negligence or fraud, or reckless disregard of its obligations and duties under the New Subadvisory Agreement.

There is no change in the advisory fee rate paid by the Overseas Fund’s shareholders. The advisory fee rate will continue to be 1.00% of the average daily net assets of the Overseas Fund.

Information About the Ownership of the Sub-Adviser

The following description of J. P. Morgan was provided to the Trust by J.P. Morgan.

J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, New York 10017. J.P. Morgan manages portfolios for corporations, governments and endowments, as well as for many of the largest corporate retirement plans in the nation. As of June 30, 2011, J.P. Morgan and its affiliates had approximately $1.342 trillion in assets under management.

The following are the names and principal occupations of the principal executive officer and each director of J.P. Morgan. The address of the principal executive officer and each director is 270 Park Avenue, New York, New York 10017.

Name and Position With Investment Adviser	Principal Occupation
George C.W. Gatch	Chairperson, President and CEO, Director, Managing Director
Seth P. Bernstein	Director, Global Head of Fixed Income, Managing Director
Lawrence M. Unrein	Director, Managing Director
Martin R. Porter	Global Head of Equities, Managing Director
Clive S. Brown	Director, Managing Director
Scott E. Richter	Secretary
Joseph K. Azelby	Director, Managing Director

Name and Position With Investment Adviser	Principal Occupation
Paul A. Quinsee	Director, Managing Director
Joseph J. Bertini	Chief Compliance Officer, Managing Director
Robert L. Young	Director, Managing Director
Craig M. Sullivan	CFO, Director, Managing Director
James Broderick	Director, Managing Director

Certain Brokerage Matters

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), J.P. Morgan may cause the Funds to pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by J.P. Morgan that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in J.P. Morgan’s overall duties to the Funds and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.

An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

Other Information

Adviser’s Address. The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111.

Principal Underwriter, Administrator and Sub-Administrator. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors, LLC is an indirect, wholly-owned subsidiary of the Adviser. The Adviser serves as the administrator of the Funds. State Street Bank and Trust Company, which is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the sub-administrator of the Funds.

Annual and Semiannual Reports. The Trust has previously sent its Annual and Semiannual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Outstanding Shares. Appendix D to this Information Statement lists the total number of shares outstanding as of August 5, 2011 for each class of the Funds’ shares. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Funds must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

Certain Other Mutual Funds Advised By J.P. Morgan

J.P. Morgan has provided the following information to the Trust regarding other funds for which J.P. Morgan acts as investment adviser or subadviser and which have investment objectives similar to those of the Diversified International Fund and the portion of the Overseas Fund managed by J.P. Morgan.

Other Fund(s) with Similar Objectives to the Diversified International Fund and to the Portion of the Overseas Fund Managed by J.P. Morgan	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at June 30, 2011	J.P. Morgan’s Relationship to Other Fund(s) (Adviser or Subadviser)
Client A	.40% on first $350 million .35% on balance	$702 million	Subadviser

Client B	.40% on first $500 million .35% on balance	$316 million	Subadviser

Client C	.35% on first $1 billion .30% on next $1 billion .25% on balance	$1.857 billion	Subadviser

A-1

Appendix B

INVESTMENT SUBADVISORY AGREEMENT

for MassMutual Select Diversified International Fund

This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between J.P. Morgan Investment Management Inc. (the “Subadviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MassMutual Select Diversified International Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 6th day of June, 2011.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

WHEREAS, MassMutual and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, MassMutual wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MassMutual shall direct from time to time (the “Portfolio”);

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual and the Subadviser, intending to be legally bound, hereby agree as follows:

1.	General Provision.

(a) MassMutual hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:

(i) the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;

(ii) any other provisions of state or federal law applicable to the operation of registered investment companies;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MassMutual (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual, of which the Subadviser has been notified in writing;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b) The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c) The Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund.

2.	Duties of the Subadviser.

(a) The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MassMutual (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 6 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MassMutual gives the Subadviser written notice that it is assuming proxy voting responsibility for the Portfolio, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position.

Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.

(b) The Subadviser shall provide to MassMutual such reports for the Portfolio, on a monthly, quarterly or annual basis, as MassMutual or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.

(c) The Subadviser shall provide full and prompt disclosure to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and other clients generally with the same or similar investment strategies as the Portfolio, information regarding the results of any examination of the Subadviser conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly to the services performed by the Subadviser hereunder with respect to the Portfolio or the investment strategy by which the Portfolio is managed or members or former members of the portfolio management team of the Portfolio, summary information regarding the results of any examination of the Subadviser conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization that does not relate directly to the services performed by the Subadviser hereunder with respect to the Portfolio or the investment strategy by which the Portfolio is managed or members or former members of the portfolio management team of the Portfolio, and, upon request, other information that MassMutual reasonably deems necessary or desirable to enable MassMutual to monitor the performance of the Subadviser and information about the Subadviser that is required, in the reasonable judgment of MassMutual and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(d) The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MassMutual or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MassMutual or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MassMutual (or their agents or accountants), upon reasonable prior written request by MassMutual to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.

(e) On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.

(f) The Subadviser agrees to reimburse MassMutual and the Fund for any costs, upon evidence of invoices, bills, etc., associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to material changes caused by or relating to the Subadviser.

(g) The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MassMutual serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.

(h) As MassMutual or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MassMutual (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by MassMutual, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR and Form N-Q, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MassMutual, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MassMutual.

(i) In the absence of willful misfeasance, bad faith, gross negligence or fraud on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to MassMutual, the Trust, or the Fund, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

4.	Other Activities.

(a) Nothing in this Subadvisory Agreement shall prevent MassMutual or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not limit the ability of MassMutual or the Subadviser, as the case may be, to perform its obligations under this Subadvisory Agreement. MassMutual recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MassMutual in any way or otherwise be deemed an agent of the Fund or MassMutual except in connection with the investment management services provided by the Subadviser hereunder.

(b) The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request, shall provide MassMutual with an explanation of the differences, if any, between the performance of the Portfolio and the performance of the Subadviser’s composite of accounts following the same or a similar investment strategy to that of the Portfolio. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that the Subadviser reasonably determines to be fair and equitable in the circumstances.

5.	Compensation of the Subadviser.

The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MassMutual agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the following rate: [    ].

6.	Portfolio Transactions and Brokerage.

(a) The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MassMutual or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s current Prospectus and Statement of Additional Information or approved by the Board of Trustees of the Trust and notified in writing to the Subadviser and shall conform with federal securities laws and be consistent with seeking best execution.

(b) On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c) The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio and any other considerations of which the Board of Trustees of the Trust or MassMutual may notify the Subadviser in writing from time to time.

7.	Representations And Warranties of The Subadviser.

The Subadviser hereby represents and warrants to the Fund and MassMutual that:

(a) The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MassMutual; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MassMutual of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b) The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MassMutual with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MassMutual that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c) The Subadviser has provided MassMutual with a copy of its Form ADV Part II, which as of the date of this Subadvisory Agreement is its Form ADV Part II as most recently deemed to be filed with the Commission (“SEC”), and promptly will furnish a copy of all amendments thereto to MassMutual.

(d) The Subadviser will promptly notify MassMutual of any changes in its controlling shareholders or in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.

(e) There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iii) result in a matter which would require an amendment to the Subadviser’s Form ADV Part II; and the Subadviser has not received any notice of an investigation of the Subadviser or any of its principals by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(f) All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Subadviser or approved by the Subadviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.

8.	Representations and Warranties of MassMutual.

(a) MassMutual represents and warrants to the Subadviser the following:

(i) MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii) MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii) MassMutual has received a copy of Part II of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.

9.	Covenants of the Subadviser.

(a) If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 7 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Subadviser’s performance results with respect to the Portfolio and the performance of the Subadviser’s composite of accounts following the same or similar investment strategies as the Portfolio as may be reasonably requested from time to time by the Fund and MassMutual. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.

(c) The Subadviser agrees that it will not in any way refer directly or indirectly to its relationship with the Fund or MassMutual , or any of the respective affiliates in offering, marketing or other promotional materials without the prior written consent of MassMutual.

10.	Confidentiality.

(a) The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used here “Portfolio Information” means confidential and proprietary information of the Fund or MassMutual that is received by the Subadviser in connection with this Subadvisory Agreement including information with regard to the portfolio holdings and characteristics of the Fund; provided, however, that nothing in this section 10 shall limit the ability of the Subadviser to use or to disclose any list of investments comprising or considered for investment by the investment portfolios managed by the Subadviser in the same investment strategy as that of the Portfolio generally, provided that any such disclosure does not identify any such investments as those of the Portfolio specifically. The Subadviser will restrict access to the Portfolio Information to those employees of the Subadviser who will use it only for the purpose of managing its portion of the Fund. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act (2) rightfully received from a third party without obligation or confidentiality, (3) approved in writing by MassMutual for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MassMutual with prompt written notice of such requirement, prior to any such disclosure, except to the extent prohibited by law or regulatory requirement; (5) as necessary for the Subadviser to fulfill its obligations pursuant to this Subadvisory Agreement, or (6) known to the Subadviser prior to it disclosure to Subadviser on a non-confidential basis from a source other than the Fund, MassMutual or their representatives, provided that such source is not known by the Subadviser to be bound by a confidentiality agreement, obligation, or undertaking with or other obligation of secrecy or confidentiality to the Fund, MassMutual or another person.

Without limiting the foregoing, the Subadviser agrees that any and all confidential information that it obtains pursuant to this Subadvisory Agreement or in connection with the performance of its obligations under this Subadvisory Agreement regarding the Fund, MassMutual or its or their customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to MassMutual and will be used exclusively to fulfill the Subadviser’s obligations hereunder, and will not be used by the Subadviser or disclosed to any other party, including any affiliate of the Subadviser or agent of the Fund, except (i) as necessary for the Subadviser to fulfill its obligations pursuant to this Subadvisory Agreement, (ii) as required by applicable law or regulation; (iii) as required or requested by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing.

Notwithstanding the foregoing, the Subadviser may disclose Portfolio Information to any person who effects any transaction for, or enters into any transaction with, the Fund upon the instruction of the Subadviser, but only to the extent necessary to effect or enter into such transaction or otherwise to ensure the proper administration of such transaction.

(b) MassMutual acknowledges that the identity of the securities holdings of the Portfolio may constitute confidential information of value to the Subadviser, and agrees to take reasonable steps, but not more than it takes in respect of its own confidential information: (1) not to disclose the Portfolio’s holdings, except: (a) as MassMutual may determine to be required by applicable law or regulation; (b) as required or requested by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; (d) in accordance with the Fund’s portfolio holdings disclosure policy which MassMutual will provide to the Subadviser; or (e) as otherwise agreed by the parties hereto in writing.

Without limiting the foregoing, MassMutual agrees that any and all confidential information that it obtains pursuant to this Subadvisory Agreement or in connection with the performance of its obligations under this Subadvisory Agreement regarding the Subadviser or its affiliates including, but not limited to, approved lists, internal procedures, compliance procedures, materials responsive to due diligence reviews of the Subadviser or the annual consideration of the reapproval of this Agreement, is valuable to the Subadviser and will be used exclusively to fulfill MassMutual’s responsibilities under this Agreement and the Advisory Agreement, and will not be used by MassMutual or disclosed to any other party, including any affiliate of MassMutual, except (i) as necessary for MassMutual to fulfill its obligations pursuant to this Subadvisory Agreement or the Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required or requested by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Nothing in this paragraph shall be read to limit the ability of MassMutual to disclose any information to the officers or Trustees of the Trust.

11.	Use of Names

The names of both MassMutual and affiliates of MassMutual and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MassMutual and such affiliates and the Trust and the Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or tradenames only with the prior written approval of MassMutual or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or tradenames, MassMutual and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief with out the necessity of posting bond.

MassMutual shall use the name of the Subadviser and any derivative or logo or trademark or service mark or trade name of the Subadviser only (i) as appropriate to identify the Subadviser as subadviser or former subadviser to the Fund, (ii) as MassMutual may determine to be required by applicable law, rule, or regulation, and (iii) as MassMutual may otherwise determine to be necessary or appropriate in respect of the business or operation of the Fund in light of the subadvisory relationship created by this Subadvisory Agreement.

12.	Duration.

Unless terminated earlier pursuant to Section 13 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 13 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

13.	Termination.

(a) This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Subadvisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days’ prior written notice, to MassMutual and the Trust.

(d) In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.

14.	Indemnification.

(a) In any action in which MassMutual or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of

1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, or fraud in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Fund’s Prospectus or Statement of Additional Information, proxy materials, advertisements, sales literature, or reports or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MassMutual or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser; except, in any such case, to the extent that such loss, claim, settlement, damage, charge, liability, cost or expense was the result of the willful misfeasance, bad faith, gross negligence, or fraud of the indemnified party or such party’s reckless disregard of such party’s duties. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MassMutual or the Fund may have under any securities laws.

(b) In any action in which the Subadviser or any of its affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) MassMutual’s reckless disregard, willful misfeasance, bad faith, gross negligence, or fraud in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Fund’s Prospectus or Statement of Additional Information, proxy materials, advertisements, sales literature, or reports or other materials pertaining to the Fund prepared for public distribution or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon written information furnished to MassMutual or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by MassMutual; except, in any such case, to the extent that such loss, claim, settlement, damage, charge, liability, cost or expense was the result of the willful misfeasance, bad faith, gross negligence, or fraud of the indemnified party or such party’s reckless disregard of such party’s duties. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which the Subadviser or the Fund may have under any securities laws.

(c) Promptly after receipt by an indemnified party under this Section 14 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 14, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 14 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 14 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 14.

(d) Under no circumstances shall MassMutual or the Subadviser be liable for any special, consequential or indirect damages.

15.	Notice.

Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Eric Wietsma Senior Vice President

If to the Subadviser:	Jessica Badillo
J.P. Morgan Investment Management Inc.
575 Washington Boulevard, Floor 10
Jersey City, NJ 07310
Fax: 201.714.5239

Chelsea Downing
J.P. Morgan Investment Management Inc.
270 Park Avenue, Floor 6
New York, New York 10017
Fax: 212-648-2585

If to either MassMutual or the Subadviser, copies to:

MassMutual Select Funds
1295 State Street
Springfield, MA 01111
Attention: Andrew M. Goldberg Vice President, Secretary and Chief Legal Officer

16.	Amendments to this Subadvisory Agreement.

This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.

17.	Governing Law.

This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

18.	Survival.

The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.

19.	Assignment; Successors.

No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MassMutual. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

20.	Entire Agreement.

This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

21.	No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

22.	Severability.

If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

23.	Third-party Beneficiaries.

The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.

24.	Agents.

If the Subadviser uses any agent in connection with the performance by it of its obligations under this Subadvisory Agreement, such use shall not relieve the Subadviser of any such obligation, and the Subadviser shall be liable for the acts and omissions of such agent to the same extent as if they were the acts and omissions of the Subadviser, even if the Subadviser has previously informed MassMutual or the Fund of its use of such agent or MassMutual or the Fund has approved such use.

25.	Customer Identification Program.

The Subadviser has adopted a Customer Identification Program (“CIP”) pursuant to which the Subadviser is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate the Subadviser’s compliance with its CIP, MassMutual agrees to provide to the Subadviser such information and documents as the Subadviser may reasonably request in order to comply with the Subadviser’s CIP, and which MassMutual determines it may lawfully so provide.

27.	Counterparts.

This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name: Title:	Eric Wietsma Senior Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Scott Moritz
Name: Title:	Scott Moritz Vice President

Acknowledged and Agreed: MASSMUTUAL SELECT FUNDS on behalf of MassMutual Select Diversified International Fund

By:	/s/ Nicholas Palmerino
Name: Title:	Nicholas Palmerino CFO and Treasurer

Appendix A

The Subadviser shall provide to MassMutual the following:

1. Quarterly Portfolio Data Sheets (The Subadviser will aim to provide as much of the following information as possible by the 15th business day after the end of every quarter):

The data sheets should include the following information:

a. Portfolio Characteristics for the Portfolio, standard and best fit market index

b. Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Portfolio

d. Top 5 contributors and detractors by performance based on contribution to the Portfolio

e. Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Portfolio vs. standard and best fit market index and peer group

2.

Portfolio Manager Commentary (The Subadviser will aim to provide as much of the following information as possible by the 15th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a. Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative

b. Performance attribution:

–	The industry weightings that had the largest contribution to performance during the most recent quarter.

–	The industry weightings that had the largest detraction from performance during the most recent quarter.

–	The five holdings that contributed the most to performance during the most recent quarter.

–	The five holdings that detracted the most from performance during the most recent quarter.

c. The manager’s market outlook.

d. How he/she has positioned the Portfolio for the near term.

3.	Third party portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4.	Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager

5.	Annual On-Site Meeting – As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in MassMutual’s Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

June 6, 2011

Massachusetts Mutual Life Insurance Company.

1295 State Street

Springfield, MA 01111

Attention: RS Investment Management

Ladies and Gentlemen:

Massachusetts Mutual Life Insurance Company (“MassMutual”) and J.P. Morgan Investment Management Inc., (“Subadviser”) have entered into a Subadvisory Agreement dated as of June 6, 2011 (the “Agreement”). In the Agreement MassMutual has retained the Subadvisor to manage the assets of the MassMutual Select Diversified International Fund (“Fund”). In connection with the performance by the parties of their respective obligations under the Agreement, the parties wish to set out certain operating protocols and understandings:

1. MassMutual acknowledges receipt of the current best execution policy of Subadviser’s London branch. The Subadviser represents that that best execution policy is not inconsistent with the Fund’s as described in the Statement of Additional Information for the MassMutual Select Funds dated April 1, 2011. It sets forth similar considerations although in much greater detail. Subadviser shall provide MassMutual and the Fund with updated versions of such policy as it may be amended from time to time. On the basis of the Subadviser’s representation, MassMutual will not consider Subadviser to have violated the Agreement’s provisions regarding brokerage transactions if Subadviser effects transactions in accordance with that policy.

2. The Subadviser will not engage in soft dollar or commission sharing arrangements when effecting portfolio transactions for the Fund.

3. MassMutual acknowledges that, in managing the Fund, the Subadviser may, to the extent consistent with applicable law and the Fund’s investment policies, execute trades in markets that are not “regulated markets” as that term is defined in the “Markets in Financial Instruments Directive” and may utilize a multilateral trading facility.

4. The Fund’s custodian will advise or take action, including filing proof of claim forms, on behalf of the Fund in any legal proceedings, including bankruptcies or class actions, involving securities held in or formerly held in the Fund or the issuers of those securities and MassMutual will not look to the Subadviser to advise or take any action on behalf of the Fund in any such legal proceedings.

5. MassMutual does not consider firms that execute portfolio transactions for the Fund to be agents of the Subadviser for the purposes of the Agreement.

Very truly yours,

J.P. Morgan Investment Management Inc.

By:	/s/ Scott Moritz
Name: Title:	Scott Moritz Vice President

Acknowledged and agreed:

Massachusetts Mutual Life Insurance Company.

By:	/s/ Eric Wietsma
Name: Title:	Eric Wietsma Senior Vice President

Appendix C

INVESTMENT SUBADVISORY AGREEMENT

for MassMutual Select Overseas Fund

This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between J.P. Morgan Investment Management Inc. (the “Subadviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MassMutual Select Overseas Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 6th day of June, 2011.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

WHEREAS, MassMutual and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, MassMutual wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MassMutual shall direct from time to time (the “Portfolio”);

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual and the Subadviser, intending to be legally bound, hereby agree as follows:

1.	General Provision.

(a) MassMutual hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:

(i) the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;

(ii) any other provisions of state or federal law applicable to the operation of registered investment companies;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MassMutual (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual, of which the Subadviser has been notified in writing;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b) The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c) The Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund.

2.	Duties of the Subadviser.

(a) The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MassMutual (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 6 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MassMutual gives the Subadviser written notice that it is assuming proxy voting responsibility for the Portfolio, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position.

Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.

(b) The Subadviser shall provide to MassMutual such reports for the Portfolio, on a monthly, quarterly or annual basis, as MassMutual or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.

(c) The Subadviser shall provide full and prompt disclosure to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and other clients generally with the same or similar investment strategies as the Portfolio, information regarding the results of any examination of the Subadviser conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly to the services performed by the Subadviser hereunder with respect to the Portfolio or the investment strategy by which the Portfolio is managed or members or former members of the portfolio management team of the Portfolio, summary information regarding the results of any examination of the Subadviser conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization that does not relate directly to the services performed by the Subadviser hereunder with respect to the Portfolio or the investment strategy by which the

Portfolio is managed or members or former members of the portfolio management team of the Portfolio, and, upon request, other information that MassMutual reasonably deems necessary or desirable to enable MassMutual to monitor the performance of the Subadviser and information about the Subadviser that is required, in the reasonable judgment of MassMutual and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(d) The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MassMutual or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MassMutual or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MassMutual (or their agents or accountants), upon reasonable prior written request by MassMutual to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.

(e) On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.

(f) The Subadviser agrees to reimburse MassMutual and the Fund for any costs, upon evidence of invoices, bills, etc., associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to material changes caused by or relating to the Subadviser.

(g) The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MassMutual serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.

(h) As MassMutual or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MassMutual (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by MassMutual, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR and Form N-Q, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MassMutual, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MassMutual.

(i) In the absence of willful misfeasance, bad faith, gross negligence or fraud on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to MassMutual, the Trust, or the Fund, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

4.	Other Activities.

(a) Nothing in this Subadvisory Agreement shall prevent MassMutual or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not limit the ability of MassMutual or the Subadviser, as the case may be, to perform its obligations under this Subadvisory Agreement. MassMutual recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MassMutual in any way or otherwise be deemed an agent of the Fund or MassMutual except in connection with the investment management services provided by the Subadviser hereunder.

(b) The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request, shall provide MassMutual with an explanation of the differences, if any, between the performance of the Portfolio and the performance of the Subadviser’s composite of accounts following the same or a similar investment strategy to that of the Portfolio. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that the Subadviser reasonably determines to be fair and equitable in the circumstances.

5.	Compensation of the Subadviser.

The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MassMutual agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the following rate: an annual rate of [    ].

6.	Portfolio Transactions and Brokerage.

(a) The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MassMutual or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s current Prospectus and Statement of Additional Information or approved by the Board of Trustees of the Trust and notified in writing to the Subadviser and shall conform with federal securities laws and be consistent with seeking best execution.

(b) On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c) The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio and any other considerations of which the Board of Trustees of the Trust or MassMutual may notify the Subadviser in writing from time to time.

7.	Representations And Warranties of The Subadviser.

The Subadviser hereby represents and warrants to the Fund and MassMutual that:

(a) The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MassMutual; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MassMutual of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b) The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MassMutual with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MassMutual that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c) The Subadviser has provided MassMutual with a copy of its Form ADV Part II, which as of the date of this Subadvisory Agreement is its Form ADV Part II as most recently deemed to be filed with the Commission (“SEC”), and promptly will furnish a copy of all amendments thereto to MassMutual.

(d) The Subadviser will promptly notify MassMutual of any changes in its controlling shareholders or in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.

(e) There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iii) result in a matter which would require an amendment to the Subadviser’s Form ADV Part II; and the Subadviser has not received any notice of an investigation of the Subadviser or any of its principals by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(f) All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Subadviser or approved by the Subadviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.

8.	Representations and Warranties of MassMutual.

(a) MassMutual represents and warrants to the Subadviser the following:

(i)	MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)	MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)	MassMutual has received a copy of Part II of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.

9.	Covenants of the Subadviser.

(a) If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 7 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Subadviser’s performance results with respect to the Portfolio and the performance of the Subadviser’s composite of accounts following the same or similar investment strategies as the Portfolio as may be reasonably requested from time to time by the Fund and MassMutual. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.

(c) The Subadviser agrees that it will not in any way refer directly or indirectly to its relationship with the Fund or MassMutual , or any of the respective affiliates in offering, marketing or other promotional materials without the prior written consent of MassMutual.

10.	Confidentiality.

(a) The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used here “Portfolio Information” means confidential and proprietary information of the Fund or MassMutual that is received by the Subadviser in connection with this Subadvisory Agreement including information with regard to the portfolio holdings and characteristics of the Fund; provided, however, that nothing in this section 10 shall limit the ability of the Subadviser to use or to disclose any list of investments comprising or considered for investment by the investment portfolios managed by the Subadviser in the same investment strategy as that of the Portfolio generally, provided that any such disclosure does not identify any such investments as those of the Portfolio specifically. The Subadviser will restrict access to the Portfolio Information to those employees of the Subadviser who will use it only for the purpose of managing its portion of the Fund. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act (2) rightfully received from a third party without obligation or confidentiality, (3) approved in writing by MassMutual for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MassMutual with prompt written notice of such requirement, prior to any such disclosure, except to the extent prohibited by law or regulatory requirement; (5) as necessary for the Subadviser to fulfill its obligations pursuant to this Subadvisory Agreement, or (6) known to the Subadviser prior to it disclosure to Subadviser on a non-confidential basis from a source other than the Fund, MassMutual or their representatives, provided that such source is not known by the Subadviser to be bound by a confidentiality agreement, obligation, or undertaking with or other obligation of secrecy or confidentiality to the Fund, MassMutual or another person.

Without limiting the foregoing, the Subadviser agrees that any and all confidential information that it obtains pursuant to this Subadvisory Agreement or in connection with the performance of its obligations under this Subadvisory Agreement regarding the Fund, MassMutual or its or their customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to MassMutual and will be used exclusively to fulfill the Subadviser’s obligations hereunder, and will not be used by the Subadviser or disclosed to any other party, including any affiliate of the Subadviser or agent of the Fund, except (i) as necessary for the Subadviser to fulfill its obligations pursuant to this Subadvisory Agreement, (ii) as required by applicable law or regulation; (iii) as required or requested by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing.

Notwithstanding the foregoing, the Subadviser may disclose Portfolio Information to any person who effects any transaction for, or enters into any transaction with, the Fund upon the instruction of the Subadviser, but only to the extent necessary to effect or enter into such transaction or otherwise to ensure the proper administration of such transaction.

(b) MassMutual acknowledges that the identity of the securities holdings of the Portfolio may constitute confidential information of value to the Subadviser, and agrees to take reasonable steps, but not more than it takes in respect of its own confidential information: (1) not to disclose the Portfolio’s holdings, except: (a) as MassMutual may determine to be required by applicable law or regulation; (b) as required or requested by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; (d) in accordance with the Fund’s portfolio holdings disclosure policy which MassMutual will provide to the Subadviser; or (e) as otherwise agreed by the parties hereto in writing.

Without limiting the foregoing, MassMutual agrees that any and all confidential information that it obtains pursuant to this Subadvisory Agreement or in connection with the performance of its obligations under this Subadvisory Agreement regarding the Subadviser or its affiliates including, but not limited to, approved lists, internal procedures, compliance procedures, materials responsive to due diligence reviews of the Subadviser or the annual consideration of the reapproval of this Agreement, is valuable to the Subadviser and will be used exclusively to fulfill MassMutual’s responsibilities under this Agreement and the Advisory Agreement, and will not be used by MassMutual or disclosed to any other party, including any affiliate of MassMutual, except (i) as necessary for MassMutual to fulfill its obligations pursuant to this Subadvisory Agreement or the Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required or requested by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Nothing in this paragraph shall be read to limit the ability of MassMutual to disclose any information to the officers or Trustees of the Trust.

11.	Use of Names

The names of both MassMutual and affiliates of MassMutual and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MassMutual and such affiliates and the Trust and the Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or tradenames only with the prior written approval of MassMutual or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or tradenames, MassMutual and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief with out the necessity of posting bond.

MassMutual shall use the name of the Subadviser and any derivative or logo or trademark or service mark or trade name of the Subadviser only (i) as appropriate to identify the Subadviser as subadviser or former subadviser to the Fund, (ii) as MassMutual may determine to be required by applicable law, rule, or regulation, and (iii) as MassMutual may otherwise determine to be necessary or appropriate in respect of the business or operation of the Fund in light of the subadvisory relationship created by this Subadvisory Agreement.

12.	Duration.

Unless terminated earlier pursuant to Section 13 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 13 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

13.	Termination.

(a) This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Subadvisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days’ prior written notice, to MassMutual and the Trust.

(d) In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.

14.	Indemnification.

(a) In any action in which MassMutual or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of

1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, or fraud in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Fund’s Prospectus or Statement of Additional Information, proxy materials, advertisements, sales literature, or reports or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MassMutual or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser; except, in any such case, to the extent that such loss, claim, settlement, damage, charge, liability, cost or expense was the result of the willful misfeasance, bad faith, gross negligence, or fraud of the indemnified party or such party’s reckless disregard of such party’s duties. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MassMutual or the Fund may have under any securities laws.

(b) In any action in which the Subadviser or any of its affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) MassMutual’s reckless disregard, willful misfeasance, bad faith, gross negligence, or fraud in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Fund’s Prospectus or Statement of Additional Information, proxy materials, advertisements, sales literature, or reports or other materials pertaining to the Fund prepared for public distribution or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon written information furnished to MassMutual or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by MassMutual; except, in any such case, to the extent that such loss, claim, settlement, damage, charge, liability, cost or expense was the result of the willful misfeasance, bad faith, gross negligence, or fraud of the indemnified party or such party’s reckless disregard of such party’s duties. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which the Subadviser or the Fund may have under any securities laws.

(c) Promptly after receipt by an indemnified party under this Section 14 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 14, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 14 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 14 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 14.

(d) Under no circumstances shall MassMutual or the Subadviser be liable for any special, consequential or indirect damages.

15.	Notice.

Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Eric Wietsma Senior Vice President

If to the Subadviser:	Jessica Badillo
J.P. Morgan Investment Management Inc.
575 Washington Boulevard, Floor 10
Jersey City, NJ 07310
Fax: 201.714.5239

Chelsea Downing
J.P. Morgan Investment Management Inc.
270 Park Avenue, Floor 6
New York, New York 10017
Fax: 212-648-2585

If to either MassMutual or the Subadviser, copies to:

MassMutual Select Funds
1295 State Street
Springfield, MA 01111
Attention: Andrew M. Goldberg
Vice President, Secretary and Chief Legal Officer

16.	Amendments to this Subadvisory Agreement.

This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.

17.	Governing Law.

This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

18.	Survival.

The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.

19.	Assignment; Successors.

No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MassMutual. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

20.	Entire Agreement.

This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

21.	No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

22.	Severability.

If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

23.	Third-party Beneficiaries.

The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.

24.	Agents.

If the Subadviser uses any agent in connection with the performance by it of its obligations under this Subadvisory Agreement, such use shall not relieve the Subadviser of any such obligation, and the Subadviser shall be liable for the acts and omissions of such agent to the same extent as if they were the acts and omissions of the Subadviser, even if the Subadviser has previously informed MassMutual or the Fund of its use of such agent or MassMutual or the Fund has approved such use.

25.	Customer Identification Program.

The Subadviser has adopted a Customer Identification Program (“CIP”) pursuant to which the Subadviser is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate the Subadviser’s compliance with its CIP, MassMutual agrees to provide to the Subadviser such information and documents as the Subadviser may reasonably request in order to comply with the Subadviser’s CIP, and which MassMutual determines it may lawfully so provide.

27.	Counterparts.

This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name: Title:	Eric Wietsma Senior Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Scott Moritz
Name: Title:	Scott Moritz Vice President

Acknowledged and Agreed: MASSMUTUAL SELECT FUNDS on behalf of MassMutual Select Overseas Fund

By:	/s/ Nicholas Palmerino
Name: Title:	Nicholas Palmerino CFO and Treasurer

Appendix A

The Subadviser shall provide to MassMutual the following:

1. Quarterly Portfolio Data Sheets (The Subadviser will aim to provide as much of the following information as possible by the 15th business day after the end of every quarter):

The data sheets should include the following information:

a. Portfolio Characteristics for the Portfolio, standard and best fit market index

b. Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Portfolio

d. Top 5 contributors and detractors by performance based on contribution to the Portfolio

e. Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Portfolio vs. standard and best fit market index and peer group

2.

Portfolio Manager Commentary (The Subadviser will aim to provide as much of the following information as possible by the 15th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a. Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative

b. Performance attribution:

–	The industry weightings that had the largest contribution to performance during the most recent quarter.

–	The industry weightings that had the largest detraction from performance during the most recent quarter.

–	The five holdings that contributed the most to performance during the most recent quarter.

–	The five holdings that detracted the most from performance during the most recent quarter.

c. The manager’s market outlook.

d. How he/she has positioned the Portfolio for the near term.

3.	Third party portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4.	Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager

5.	Annual On-Site Meeting – As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in MassMutual’s Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

June 6, 2011

Massachusetts Mutual Life Insurance Company.

1295 State Street

Springfield, MA 01111

Attention: RS Investment Management

Ladies and Gentlemen:

Massachusetts Mutual Life Insurance Company (“MassMutual”) and J.P. Morgan Investment Management Inc., (“Subadviser”) have entered into a Subadvisory Agreement dated as of June 6, 2011 (the “Agreement”). In the Agreement MassMutual has retained the Subadvisor to manage the assets of the MassMutual Select Overseas Fund (“Fund”). In connection with the performance by the parties of their respective obligations under the Agreement, the parties wish to set out certain operating protocols and understandings:

1. MassMutual acknowledges receipt of the current best execution policy of Subadviser’s London branch. The Subadviser represents that that best execution policy is not inconsistent with the Fund’s as described in the Statement of Additional Information for the MassMutual Select Funds dated April 1, 2011. It sets forth similar considerations although in much greater detail. Subadviser shall provide MassMutual and the Fund with updated versions of such policy as it may be amended from time to time. On the basis of the Subadviser’s representation, MassMutual will not consider Subadviser to have violated the Agreement’s provisions regarding brokerage transactions if Subadviser effects transactions in accordance with that policy.

2. The Subadviser will not engage in soft dollar or commission sharing arrangements when effecting portfolio transactions for the Fund.

3. MassMutual acknowledges that, in managing the Fund, the Subadviser may, to the extent consistent with applicable law and the Fund’s investment policies, execute trades in markets that are not “regulated markets” as that term is defined in the “Markets in Financial Instruments Directive” and may utilize a multilateral trading facility.

4. The Fund’s custodian will advise or take action, including filing proof of claim forms, on behalf of the Fund in any legal proceedings, including bankruptcies or class actions, involving securities held in or formerly held in the Fund or the issuers of those securities and MassMutual will not look to the Subadviser to advise or take any action on behalf of the Fund in any such legal proceedings.

5. MassMutual does not consider firms that execute portfolio transactions for the Fund to be agents of the Subadviser for the purposes of the Agreement.

Very truly yours,

J.P. Morgan Investment Management Inc.

By:	/s/ Scott Moritz
Name: Title:	Scott Moritz Vice President

Acknowledged and agreed:

Massachusetts Mutual Life Insurance Company.

By:	/s/ Eric Wietsma
Name: Title:	Eric Wietsma Senior Vice President

Appendix D

Shares Outstanding

For each class of the Funds’ shares, the number of shares outstanding as of August 5, 2011 was as follows:

Diversified International Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class S	19,918,169.934
Class Y	1,058,335.862
Class L	309,672.555
Class A	172,227.315
Class N	10,000.000

Total	21,468,405.666

Ownership of Shares

As of August 5, 2011, the Trustees and officers of the Trust did not own any shares of the Diversified International Fund. As of August 5, 2011, Massachusetts Mutual Life Insurance Company owned of record, 100% of Class L, 100% of Class N, 99% of Class Y, and 84% of Class A, and therefore for certain purposes may be deemed to “control” the Diversified International Fund, as that term is defined in the 1940 Act. As of August 5, 2011, the MassMutual RetireSMARTSM Moderate Growth Fund owned of record 11% of Class S, and therefore for certain purposes may be deemed a principal holder of the Diversified International Fund. As of August 5, 2011, the MassMutual RetireSMARTSM 2020 Fund owned of record 9% of Class S, and therefore for certain purposes may be deemed a principal holder of the Diversified International Fund. As of August 5, 2011, the MassMutual RetireSMARTSM 2030 Fund owned of record 9% of Class S, and therefore for certain purposes may be deemed a principal holder of the Diversified International Fund. As of August 5, 2011, the MassMutual RetireSMARTSM Moderate Fund owned of record 7% of Class S, and therefore for certain purposes may be deemed a principal holder of the Diversified International Fund. As of August 5, 2011, the MassMutual RetireSMARTSM 2040 Fund owned of record 6% of Class S, and therefore for certain purposes may be deemed a principal holder of the Diversified International Fund. As of August 5, 2011, the Board of Trustees for the Elevator Constructors Annuity & 401(k) Retirement Plan owned of record 48% of Class S, and therefore for certain purposes may be deemed to “control” the Diversified International Fund, as that term is defined in the 1940 Act.

Overseas Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class Z	27,953,691.135
Class S	21,870,377.554
Class Y	11,267,980.396
Class L	8,472,936.326
Class A	7,847,806.956
Class N	37,148.756

Total	77,449,941.123

Ownership of Shares

As of August 5, 2011, the Trustees and officers of the Trust did not own any shares of the Overseas Fund. As of August 5, 2011, Massachusetts Mutual Life Insurance Company owned of record, 100% of Class N, 98% of Class Y, 86% of Class S, 81% of Class L, 80% of Class A and 8% of Class Z, and therefore for certain purposes may be deemed to “control” the Overseas Fund, as that term is defined in the 1940 Act. As of August 5,

D-1

2011, the MassMutual RetireSMARTSM Moderate Growth Fund owned of record 19% of Class Z, and therefore for certain purposes may be deemed a principal holder of the Overseas Fund. As of August 5, 2011, the MassMutual RetireSMARTSM Moderate Fund owned of record 19% of Class Z, and therefore for certain purposes may be deemed a principal holder of the Overseas Fund. As of August 5, 2011, the MassMutual RetireSMARTSM 2020 Fund owned of record 16% of Class Z, and therefore for certain purposes may be deemed a principal holder of the Overseas Fund. As of August 5, 2011, the MassMutual RetireSMARTSM 2030 Fund owned of record 15% of Class Z, and therefore for certain purposes may be deemed a principal holder of the Overseas Fund. As of August 5, 2011, the MassMutual RetireSMARTSM 2040 Fund owned of record 10% of Class Z, and therefore for certain purposes may be deemed a principal holder of the Overseas Fund. As of August 5, 2011, Taynik & Co., c/o State Street Bank and Trust Company owned of record 15% of Class L, 12% of Class S and 11% of Class A, and therefore for certain purposes may be deemed a principal holder of the Overseas Fund.

D-2